EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of ITC Holdings Corp. (the “Registrant”) on Form 10-Q/A for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joseph L. Welch, President and Chief Executive Officer of the Registrant, and Edward M. Rahill, Senior Vice President- Finance and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: February 1, 2007

/s/ Joseph L. Welch
Joseph L. Welch
President and Chief Executive Officer

/s/ Edward M. Rahill
Edward M. Rahill
Senior Vice President — Finance and Chief Financial Officer

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